UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     March 28, 2000
                                                --------------------------------

Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of March 10, 2000, relating to the Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2000-1)

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             (Exact name of registrant as specified in its charter)


        New York                     333-30082                  13-3728743
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

                  270 Park Avenue
                  New York, New York                              10017
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                  (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code      (212) 270-6000
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2000-1. On March 28, 2000, Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 10, 2000 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, The Chase Manhattan Bank, as servicer, Lennar Partners, Inc., as special servicer and State Street Bank and Trust Company, as trustee, of Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2000-1 (the "Certificates"), issued in eighteen classes. The Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E and Class F Certificates, with an aggregate scheduled principal balance as of March 10, 2000 of $627,361,254 were sold to Chase Securities Inc., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of March 16, 2000, by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.



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


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 4   Pooling and Servicing Agreement



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

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 4, 2000


                                       CHASE COMMERCIAL MORTGAGE
                                       SECURITIES CORP.



                                       By:     /s/ Steven Schwartz
                                               -------------------------------
                                       Name:   Steven Schwartz
                                       Title:  Vice President



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

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description                                Page
-----------                     -----------                                ----

4                               Pooling and Servicing Agreement            6



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